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DECARBONIZATION PLUS ACQUISITION CORPORATION

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On June 29, 2021, Craig Knight, Chief Executive Officer of Hyzon Motors, Inc., and Robert Tichio, a member of the board of directors of Decarbonization Plus Acquisition Corporation, participated in an interview at IPO Edge. A copy of the transcript is set forth below.

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John Jannarone - Editor-in-Chief, IPO Edge: Good afternoon, thank you for joining I’m John Jannarone, the editor in Chief of IPO Edge here with my co editor Jared Banks editor at large who is helping us with today’s presentation.

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John Jannarone - Editor-in-Chief, IPO Edge: Before I introduce today’s two guests and today’s event which is going to be with Decarbonization Plus Acquisition Corp. which from here I’m going to call DCRB.

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John Jannarone - Editor-in-Chief, IPO Edge: And Hyzon Motors, we have the chairman of the DCRB and the CEO of Hyzon Motors you’re gonna meet in just a moment.

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John Jannarone - Editor-in-Chief, IPO Edge: Before we meet them and we’ve got over 200 of you register for this so keep piling in. I would encourage everyone to use the Q&A feature. The easiest thing to do is to go into the zoom portal.

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John Jannarone - Editor-in-Chief, IPO Edge: right there in your screen and submit questions and we’ll get to those in the second half of today’s program.

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John Jannarone - Editor-in-Chief, IPO Edge: You can also shoot an email to editor at IPO hyphen Edge dot com and we can check them out there and I promise we will get to almost all those, if not all, in the second half of the show.

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John Jannarone - Editor-in-Chief, IPO Edge: Lastly, if you want to watch a replay will be up later this afternoon on IPO hyphen Edge dot com, you can also find it under the DCRB tickers on Bloomberg terminals and on Yahoo finance.

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John Jannarone - Editor-in-Chief, IPO Edge: One important thing I’d like to emphasize the vote for this transaction is coming up on July 15 and regardless of how many shares you own, believe it or not, your vote counts.

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John Jannarone - Editor-in-Chief, IPO Edge: What happens with some of these SPACs, is that a lot of retail investors get quite interested in an aggregate you wind up owning a very, very large percentage of the shares, so you have to go vote.

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John Jannarone - Editor-in-Chief, IPO Edge: To help get this deal done so, if you want any help with that you can contact your broker, if you can’t find how to vote on your brokers website, or you can go to DCRB Plus dot com, as you can see right there on your screen.

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John Jannarone—Editor-in-Chief, IPO Edge: Now, before we introduce today’s guest I just like to show everyone a chart that we get from our friends at Sentio which is really interesting and it puts hydrogen fuel cells in context.

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John Jannarone - Editor-in-Chief, IPO Edge: You know these things have been talked about for some time, but the interest has really accelerate, as you can see, the last two years, so these are mentions of hydrogen fuel cells.

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John Jannarone - Editor-in-Chief, IPO Edge: In SEC filings under corporate documents from Sentio just really illustrates how much enthusiasm, there is, and you know the truth is a lot of the excitement or a lot of those mentions are coming from big oil companies but unlike big oil stocks.

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John Jannarone - Editor-in-Chief, IPO Edge: With these guys you’re actually going to get a pure play investment in hydrogen fuel cells with that I’d like to introduce Robert Tichio the chairman of DCRB. Robert thanks for joining.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Thanks so much for having me John, Jared the entire idea team, thank you very much for all you guys do.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Especially for bringing stories like ours to the to the broader investor universe and we’re thrilled to have this time with investors.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Just by way of a personal background I’m Robert Tichio. I’m chairman of the board of Decarbonization Plus Acquisition Corp.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: one, two and three, and I am a partner and managing director of Riverstone Holdings. I’m the global head of all of our Decarbonization growth equity investment portfolio.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And I’m the head of our Menlo Park office, although I am dialing in from New York here today and I’ve been at the firm for 14 years.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And we have a very long history of investing in low carbon platforms. We’ve raised roughly $42 billion dollars over the firm’s franchise life history.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Nearly $6 billion, and that has been into low carbon platforms, since October of last year with the launch of this SPAC we’ve raised roughly a billion and a half dollars in SPAC IPOs across two PIPEs.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: With this one included, this is an extraordinarily successful PIPE offering that we that we raised and received.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Fantastic commitments from the folks of from the likes of people like BlackRock Fidelity Wellington and others who are supporting this transaction.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We have a specific focus at Riverstone in the decarbonization category across six verticals they are the electrification of transport, the greening of fossil fuels.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Agriculture grid flexibility and resilience next generation liquid fuels like hydrogen renewable diesel and then category we problem next horizon resource use things like building materials smart meters smart buildings, etc.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: transport and mobility is the number one area for decarbonization focus globally, it is our largest investment category we’ve invested all the way upstream.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: to things like lithium and nickel deposits in places like Argentina, Chile, Brazil and and and the US or I should say in Canada.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And all the way midstream like EV charging infrastructures and downstream like nev oem such as Hyzon.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We are very large believers that hydrogen is an essential decarbonization pathway for very specific use cases in in transportation, and that includes long haul heavy duty truck transportation.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: The heaviest payloads and most complicated applications electrification does it work, it will not provide solutions at scale and we are seeing an absolutely record number.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: of companies and portraits that are embracing hydrogen as the did their decarbonization pathway there’s no company in our mind that fits better suited.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: To take advantage of that than one with an incumbent technology that has spent the better part of the last decade, plus perfecting and commercializing and so that this to us was was an absolutely tremendous opportunity to bring scale of opportunity to the public markets.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great Thank you Robert so um.

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John Jannarone - Editor-in-Chief, IPO Edge: You explained very well what your SPACs mission was what you’re looking for, but can you tell me.

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John Jannarone - Editor-in-Chief, IPO Edge: Did you look at a lot of different deals and was there something in particular a few characteristics that stood out and perhaps confidence in the financial projections, I mean that’s something that I noticed is that the company is making a lot of revenue very quickly.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: yeah so so absolutely we we we considered scores of companies and a host of companies that have variety of categories everything that we do across all three a dispatcher we’ve announced three SPAC mergers only centers around a technology both some.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Some company that has a technology that is either difficult to replicate or costly to try and recreate one of the things that we saw immediately.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And I think your your investors would would be interested in learning.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Who are some of them on this call is hydrogen fuel cells, unlike batteries have a wide dispersion of performance capabilities and so a typical battery that has going into a passenger electric vehicle car.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: has a fairly tight bandwidth of performance outcomes that is not the case with hydrogen fuel cells.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: all hydrogen fuel cells are not made equally they’re not all created equally and so.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Being able to identify a company that’s able to commercialize the technology that they themselves developed that they don’t have to simply go and outsource that technology capture it from from another cell a fuel cell provider.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: they’re able to commercialize it they’re able to be the interface of the customer.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: around what that truck what it looks like and no one is better equipped to understand the capabilities of the fuel cell than, then the organization that created it.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And that’s what makes this company so unique. The final point I’d make is the management team is outstanding I mean you’re going to hear from Craig Knight. There is probably no better.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Ambassador, and there is no more informed market participants for hydrogen in the transportation cattery category than Craig Knight. We are both you know delighted and frankly.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We would not be sitting here doing this deal if it weren’t for the strength and the knowledge that he brings to the category.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great Robert thanks, that was a terrific introduction we’re bringing back in just a minute let’s go over to Craig Craig we have the CEO here, thank you for joining Craig.

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Craig Knight - CEO, Hyzon Motors: Thank you John great pleasure to be here on on a bench and drove it said it’s a great pleasure to be able to share a little bit about a story now journey.

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John Jannarone - Editor-in-Chief, IPO Edge: Perfect well before we get to the company itself Craig can you.

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John Jannarone - Editor-in-Chief, IPO Edge: Give us a little bit of an overview of hydrogen fuel cells, perhaps to folks who are not that familiar, I think that anyone who’s been looking at the SPAC world in the last several months have seen plenty of electric vehicle deals.

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John Jannarone - Editor-in-Chief, IPO Edge: Lots of battery stuff going on, tell us what’s so important about hydrogen, I think you know, Robert dug into this a bit, but I’d like to get your perspective and why is it that batteries are just not a solution for long distance with heavier vehicles.

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Craig Knight - CEO, Hyzon Motors: Yeah John so frankly it’s all about weight, payload, imperative, and utilization so how many hours a day, these these vehicles need to run.

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Craig Knight - CEO, Hyzon Motors: So when you take a look at electrifying you know personal passenger cars, for example, that run maybe an hour a day you know typically.

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Craig Knight - CEO, Hyzon Motors: it’s really not a great hurdle to be able to charge for that kind of use case, but if you start looking at trucks with them, you know maximum vehicle mass of 35-40 metric tons.

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Craig Knight - CEO, Hyzon Motors: Frequently two drivers shifts a day or a lot of miles covered per day it just gets really difficult to have enough battery enough energy stored in the form of batteries.

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Craig Knight - CEO, Hyzon Motors: That you can really electrify or get those those applications off diesel onto an electronic format, so one one small exception to what Robert was saying.

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Craig Knight - CEO, Hyzon Motors: Fuel Cell vehicles are electric vehicles, you know I never run into is difficult to electrify ago electric on some of these scenarios.

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Craig Knight - CEO, Hyzon Motors: And these are electric vehicles, but instead of using a lot of batteries for the energy storage in the E.

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Craig Knight - CEO, Hyzon Motors: To carry a lot of weight, you know for many hours, they use hydrogen as the energy source, but the drive system is still electric so we still enjoy the benefits of you know, the.

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Craig Knight - CEO, Hyzon Motors: Top and the solid operation and the reliability of electric drive, but we supply the energy through the fuel cell itself so really when you’re looking at very high utilization.

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Craig Knight - CEO, Hyzon Motors: heavy vehicles, you know these lend themselves immediately to hydrogen and what we’ll talk a bit more about is how we think.

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Craig Knight - CEO, Hyzon Motors: That going after those low hanging fruits, the really challenging to to decarbonize activities heavy vehicle activities.

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Craig Knight - CEO, Hyzon Motors: Well, we think that that does by penetrating those applications it expands the relevance and the attractiveness of hydrogen in adjacent sectors and eventually dramatically expand the market segments where hydrogen will become the default choice.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great I’m thinking back to that chart that I showed earlier.

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John Jannarone - Editor-in-Chief, IPO Edge: This interest just exploded in hydrogen, the last couple of years, but tell us about how your position when that happened, I mean from from what I can tell you are ready and not having to respond to that to that to that increase in interest right.

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Craig Knight - CEO, Hyzon Motors: yeah you’re right John I mean a few years ago we couldn’t have imagined just how popular we’ve become so.

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Craig Knight - CEO, Hyzon Motors: I jokingly say to people it’s great to be early to go party, but it’s not so good to be 15 years early so.

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Craig Knight - CEO, Hyzon Motors: Some of us were involved in hydrogen from you know quite a long time back and the parent company Horizon was set up in 2003.

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Craig Knight - CEO, Hyzon Motors: We had some very patient shareholders and supporters along for that ride but frankly the parent company of Hyzon is a pretty unusual beast in in the fuel cell sector.

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Craig Knight - CEO, Hyzon Motors: The parent company Horizon Fuel Cell found some commercialization opportunities and was able to to make fuel cells and sell them into customer scenarios where.

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Craig Knight - CEO, Hyzon Motors: We were really competing to solve our problems, more than anything, not really selling to people asking for fuel cell technology.

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Craig Knight - CEO, Hyzon Motors: But that was a great learning experience on how to survive, how to innovate, to survive, how to make margins in in challenging environments etc so actually there’s a pretty you know deep history here.

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Craig Knight - CEO, Hyzon Motors: Almost 20 odd years of experience with George and myself, having worked together on him fuel cell technology and even more than that, with some of the people that that have you know joined Hyzon and being part of the journey.

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Craig Knight - CEO, Hyzon Motors: we’ve worked with a number of companies, a number of people with.

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Craig Knight - CEO, Hyzon Motors: Experience from various different companies that have worked on hydrogen fuel cells hydrogen you know other parts of the ecosystem.

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Craig Knight - CEO, Hyzon Motors: Co founder Gary Robb was a long time with General Motors in their fuel cell program. We have others from other companies around the world that have been active in hydrogen for over two decades.

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John Jannarone - Editor-in-Chief, IPO Edge: Great and let’s start with economics, for a second obviously there are initiatives worldwide to shift away from fossil fuels, but it’s actually to the point now where it’s price competitive with diesel right.

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Craig Knight - CEO, Hyzon Motors: So what we need to get to is this tipping point as we usually call it where it’s no longer.

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Craig Knight - CEO, Hyzon Motors: A choice that you make, because you want to be green as much as it’s a choice you make, because it just makes business sense, so we want to get to the point where the total cost of operation.

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Craig Knight - CEO, Hyzon Motors: Of the zero emission vehicle matches or beats the total cost of operation of the diesel equivalent, the diesel incumbents and so we’re getting very close to that point already.

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Craig Knight - CEO, Hyzon Motors: With some of the models we’re putting together and parts of Europe we’re already within five to 10% of those to numbers.

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Craig Knight - CEO, Hyzon Motors: And we have recently announced a deal in California, working with Raven SR which is doing municipal waste to hydrogen in California and we believe we believe that those vehicles will be running cheaper on hydrogen, then the equivalent vehicles running on diesel before the end of 2020.

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John Jannarone - Editor-in-Chief, IPO Edge: All right.

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Craig Knight - CEO, Hyzon Motors: I should say get it.

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John Jannarone - Editor-in-Chief, IPO Edge: Now I before we bring Robert back in just one thing can you help us visualize how these networks look as we discussed when you and I spoke, the other day one one.

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John Jannarone—Editor-in-Chief, IPO Edge: first step is to do something like take a fleet of trucks, where they all have to go home at night, anyway, and that makes sense for refueling the hydrogen as opposed to having hydrogen stations all over the place to replace gas stations right.

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Craig Knight - CEO, Hyzon Motors: So absolutely we call those the back to base type operations so whether it’s a urban trains or bus flee or concrete trucks or refuse delivery type trucks.

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Craig Knight - CEO, Hyzon Motors: refrigerated food deliveries to you know to a network of restaurants that sort of thing.

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Craig Knight - CEO, Hyzon Motors: A lot of these trucks as you’re saying operate, out of a base and come back to the base because they’ve got to get more goods or whatever they have to do.

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Craig Knight - CEO, Hyzon Motors: So these are the ultra low hanging fruits on hydrogen, because you can set up critical mass of hydrogen fleet operations and therefore hydrogen demand.

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Craig Knight - CEO, Hyzon Motors: In a single location and that minimizes the investment required on the origin side to give a really strong return on that investment for the hydrogen infrastructure, but still creates that critical mass of throughput on the hydrogen.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great um Robert if you would come back and join us again here um let’s talk financials if we if we can for a minute here, you know, Robert I asked you about your confidence in the financial projections but.

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John Jannarone - Editor-in-Chief, IPO Edge: let’s talk about the capital through the SPAC and the PIPE where that’s going to go and does that get us to profitability pretty soon.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: yeah so a couple things so I did not answer your question previously entered our confidence.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: In the financial projections that got wrapped up in the earlier question, which is very high, and we’ll talk about that in a moment, with respect to how the backlog really underpins value.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I, by the way, I would encourage everyone, we have a very comprehensive analyst presentation.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: That was posted in April online which, which contains a lot of this very important information you’re going to hear from us today, but also some some additional detail on this transaction.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Is is we have obviously are $226 million of cash in trust which we are expecting to convert largely with with minimal redemptions.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Given the strength of the transaction at the at the time of closing we also went to market with a PIPE that was 350 million dollar PIPE that we wind up upsizing.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Because it extraordinary demand that PIPE is committed at closing and so the combination of the cash and trust, plus the PIPE.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: will, in our view, put the company in a position to have a fully funded business plan and and and which, by the way we believe makes this business unique.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Unlike a handful of other businesses in the public space without calling out names that need to continually go back to the capital markets to require funding.

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John Jannarone - Editor-in-Chief, IPO Edge: Sorry, I was muted now he’s actually right for those of you who are familiar with some of the SPACs out there many and they’re not predicting EBITDA positive until 2025 2026 so 2023 is is really right around the corner in that perspective so let’s talk about it.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I’m sorry just on that point, I mean one of the things that we got a lot of confidence in with respect to the financials.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: is, if you take a look at 2021 the company is you know projecting $37 million of revenue vehicles that will actually roll off its lot this year that’s what we had communicated in back in February, we still feel extraordinarily comfortable with that with that assessment in that.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: belief in terms of the pathway for the company and the company has already demonstrated publicly through.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Through its online virtual tour with respect to its actual vehicles that were that that that are on the road that are functioning that they are all regaining fantastic commercial traction around.

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John Jannarone - Editor-in-Chief, IPO Edge: Great and when we look further ahead, Robert and Craig I either one of you so there’s a lot of revenue that’s locked in there 2021 but.

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John Jannarone - Editor-in-Chief, IPO Edge: How does it how does the contracts look when you start to go further, are you negotiating them or, or they sometimes for long term delivery so it’s not all in one go, so you can have visibility, over a period of years.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: yeah absolutely I’ll let Craig Craig talk about the customer deployments specifically when we talk about a near term pipeline.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: But keep in mind, we have two sort of buckets which is contracted orders hundred percent certainty, those are from public and private sector customers range of applications heavy duty refuse prime movers buses.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Many of those instances those customers have their hydrogen supply secure than there are high probability orders and those are.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: companies that have that many times have expressed indications to scale their their their their truck orders and grow the conversion of their fleets over time.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: As they begin to to adapt hydrogen more more robustly that’s what we really expect to see in the 23 and beyond timeframe.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And and and we you know this management team gains confidence in its ability to deliver those those forecasts based on based on the strength and the desire of the customers that frankly they’re already interacted with today.

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Craig Knight - CEO, Hyzon Motors: we’re going to add a little flavor there to Robert’s.

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Craig Knight - CEO, Hyzon Motors: Comments yet clearly John we were dealing with a lot of these ones and twos types of orders at the moment, one or two vehicles, at a time, this is the kind of technical validation that.

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Craig Knight - CEO, Hyzon Motors: that people need to do when they’re dealing with a loan from the air or a new technology.

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Craig Knight - CEO, Hyzon Motors: But we’re seeing some very nice up taking in order volume, particularly in Europe at the moment and we have some pretty aggressive customers as well in Australia, New Zealand.

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Craig Knight - CEO, Hyzon Motors: We’ve announced also a new a new project in in the Middle East which hadn’t been in our investor deck earlier in February.

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Craig Knight - CEO, Hyzon Motors: But was featured in the analyst day presentation and we are planning to build a assembly facility in Saudi.

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Craig Knight - CEO, Hyzon Motors: So definitely there’s growth around the world and the nature of the customer engagement is that you nearly all get you always get those one or two you know initial legal orders before you get the 10s and 20s.

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Craig Knight - CEO, Hyzon Motors: So this is usually that kind of technical validation and now over time, that will that will change and and new customers that are slightly later to adopt will.

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Craig Knight - CEO, Hyzon Motors: will be able to observe their competitors and their neighbors you know we’re using these vehicles and so.

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Craig Knight - CEO, Hyzon Motors: Now there’ll be a lot more confident to go ahead and order 10 or 20 vehicles without going through those one or two vehicle you know validation type experiences, but for the moment, were largely go through that process.

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Craig Knight - CEO, Hyzon Motors: To kind of come back to your question around the nature of the orders and how things are built up very frequently.

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Craig Knight - CEO, Hyzon Motors: We are engaging with customers for for an order that might have a certain scope might be 20 vehicles, for example.

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Craig Knight - CEO, Hyzon Motors: And it might be, you know, the first two or four supplied for that validation phase, and then you know you can supply the balance of the order based on that meeting the performance criteria so.

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Craig Knight - CEO, Hyzon Motors: there’s a few different ways the customers engage and that we’re already seeing that scaling beyond those ones and twos which are the inevitable starting point.

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John Jannarone - Editor-in-Chief, IPO Edge: terrific I’m seeing lots of questions fly, and I promise we’ll get to those in about 10 minutes, I want to talk about your geographic.

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John Jannarone - Editor-in-Chief, IPO Edge: Diversification of customers so something that jumped out at me was that you’ve got a lot of words, in China, interestingly, not not really the US, hopefully, the US will catch up, can you just dig into that a little bit for us Craig.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: But but, but before Craig and I just answer that question really quickly John you get asked that a lot.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I think when we went on this road one of the opportunities for investors, unlike other companies that are in the heavy duty truck transportation long haul truck transfer segment for hydrogen is.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: They get exposure to a company that 80% of the backlog is outside of North America.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We ultimately think North America, developed for the same reasons that that we are seeing hydrogen accelerate in places like Middle East, North Africa, Asia and Europe, we think it ultimately happens in North America but.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: This business plan and the success of this case is not predicated on North America becoming a hydrogen economy.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We believe it will but, by the way, there, there was a an ancillary thread we didn’t address with respect to.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Battery electric vehicles to hydrogen, which is you know, keep in mind we’re living in a world right now we’re at 2% utilization or penetration for an EV fleet.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We have 114 degrees in Portland we have rolling blackouts in Texas over in California over the past year.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And you are encouraged, we are seeing policymakers encourage consumers not to plug in their vehicles that’s at the passenger vehicle level.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Think about what happens when we have 10% that you vehicular penetration on the battery side, think about when you have.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Massive semi hauling trucks that actually need to take megawatt level loads from the back from the grid, in order to be electrified it simply is not tenable and so hydrogen is going to have to be a solution if.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: If transportation is curious about decarbonizing which we believe that it is so the point I want to make is is on Europe, though Europe is where it sort of ground zero for the companies.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Most.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: explosive amount of customer interested to the company already has an existing facility in Groningen Netherlands.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: If you take a look at where demand is highest Europe has already many degrees advanced from a top down policy perspective, the hydrogen supply question.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: which, in fact I think one of your questions in the Q&A asked about which which enables you know so much of a faster rollout of fleets once so many of these customers and stocks out there, hydrogen sulfide question.

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John Jannarone - Editor-in-Chief, IPO Edge: Great Craig anything to add on that.

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Craig Knight - CEO, Hyzon Motors: I will just.

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Craig Knight - CEO, Hyzon Motors: kind of characterize the nature of the global uptake a little bit.

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Craig Knight - CEO, Hyzon Motors: And, Japan and China and Korea were kind of like first wave of hydrogen mobility adoption with Japan and Korea quite focused on the passenger car technology side.

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Craig Knight - CEO, Hyzon Motors: and China very much focused on heavy mobility in urban centers so really busy you know transit buses really busy two driver shift type of delivery trucks this kind of equals.

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Craig Knight - CEO, Hyzon Motors: And so that’s kind of a first wave of adoption and fortunately the parent company got lots of experience on the ground, especially in China with trucks.

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Craig Knight - CEO, Hyzon Motors: And it’s that experience and that enabled us to kind of you know leverage the technology that we have into this new downstream business of Hyzon Motors for for the.

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Craig Knight - CEO, Hyzon Motors: For the parts of the world that are going to be part of the next wave of adoption, if you like, so Europe’s definitely a second wave of adoption and.

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Craig Knight - CEO, Hyzon Motors: and Australia is moving almost in lockstep with that now, after being a little behind for a while.

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Craig Knight - CEO, Hyzon Motors: But then really North America is a third wave and we had this opportunity and at Hyzon of leveraging you know.

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Craig Knight - CEO, Hyzon Motors: Technology that’s been proven in the first wave of adoption leverage that into the second and third waves of adoption about time.

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Craig Knight - CEO, Hyzon Motors: And we do believe that our global customer portfolio is a great de risking element in our business and the reason we were able to establish that network right away, is because.

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Craig Knight - CEO, Hyzon Motors: You know we’ve been in hydrogen a long time, as people as individuals as entrepreneurs so.

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Craig Knight - CEO, Hyzon Motors: We have a lot of trusted partners in different parts of the world who were willing to work with us to you know, to get these vehicles into markets in a few different parts of the world.

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Craig Knight - CEO, Hyzon Motors: And that’s why you know we could get started as a global business with an interesting kind of footprint of the customer portfolio around the world and, as Robert said that makes us, you know not.

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Craig Knight - CEO, Hyzon Motors: dependent upon a particular characteristic of a certain market, you know we’re not dependent on the subsidy regime in California or.

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Craig Knight - CEO, Hyzon Motors: You know, a special treatment in Norway or some other you know anachronistic situation in the market we’re actually appealing to a wide array of customers in many different geographies all who have their own.

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Craig Knight - CEO, Hyzon Motors: Their own decarbonization drivers and imperatives, but all with an increasing sense of urgency that they actually need to move in this direction.

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John Jannarone - Editor-in-Chief, IPO Edge: Great um let’s we’re going to go back to some.

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John Jannarone - Editor-in-Chief, IPO Edge: mechanical stuff in a second, but if I can, if I can let’s talk about valuation.

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John Jannarone - Editor-in-Chief, IPO Edge: Robert I’ll just go lay out some numbers for you, here I mean these struck me.

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John Jannarone - Editor-in-Chief, IPO Edge: As surprising, frankly, compared to some of the other deals I’ve seen out there, so Hyzon’s price about one time 2024 sales I updated numbers, with the help of Sentio fuel cell energies 11 times Nikolas 3.4 Tesla’s 7.9 that’s a really steep.

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John Jannarone - Editor-in-Chief, IPO Edge: steep discount there can you just tell me a little about I mean I imagine you agree, Robert you think there’s there’s some upside but you tell me about how you guys decided on the deal terms and what what what your take on that is.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Well I’ll say one thing now that we can articulate.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Now that we can articulate a bit what happened as it relates to negotiation deal because it’s all available in the proxy.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: You know, we struck deal, you know we were struck terms on this on this company at the end at the beginning of December okay, and if one needs to take a look at where evaluations, except have accelerated in the hydrogen enabler space in the EV EV calm space.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And in the in the transportation space they’ve accelerated you and and and elevated even more significantly than when we struck value.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And so, our our belief was we needed to bring I think one of the hallmarks of the SPAC product must be and many stats which have not done so.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Is that we need to be able to bring to investors substantial relative discount much the way that a regular IPO offering bring guys and if we can’t we simply won’t do it, even if it’s a strong company because, frankly, we need to reward.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Our IPO investors with a very healthy discount to where we think the business trades on a fully distributed basis that was our goal, and we are grateful for our partners and our shareholders of Hyzon.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: who saw that same goal and the need to strike, you know very compelling relative valuation and and, to be honest John, in our view, it has just expanded since then, since we struck value, you can do the relative value has become even more attractive.

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John Jannarone - Editor-in-Chief, IPO Edge: Great and I point out that if you Google it, you can find a report by Melius who’s put a $30 price target on the stock.

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John Jannarone - Editor-in-Chief, IPO Edge: I’m shifting back to the technology, and you know there’s a there’s a question that came in your from Kevin which which fits in nicely with what what what I was about to ask you Craig.

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John Jannarone - Editor-in-Chief, IPO Edge: you’re not reinventing the wheel here right, so we look at that vehicle behind you.

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John Jannarone - Editor-in-Chief, IPO Edge: You guys are not putting that whole thing together can you talk about exactly what it is that Hyzon does is it just the fuel cells there’s some other components and how will that evolve, what are your aspirations.

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Craig Knight - CEO, Hyzon Motors: So John I like to characterize the the Hyzon contribution to the vehicle from a technology standpoint as the ability to efficiently make power.

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Craig Knight - CEO, Hyzon Motors: From the hydrogen molecules that are in the tank.

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Craig Knight - CEO, Hyzon Motors: And the ability to efficiently transfer that power to the weeds so it’s the efficiency with which will make the power and the efficiency with which the vehicle can use that power, if you like.

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Craig Knight - CEO, Hyzon Motors: So that means that for things like you know doors and shares ease and tabs and seats and late alert systems and.

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Craig Knight - CEO, Hyzon Motors: Then camera systems and all these other things there’s really not a lot of value addition in that when you think about what our for technology offering is, so we outsource you know the supply of all of these various parts of the vehicle so.

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Craig Knight - CEO, Hyzon Motors: If you want to create a parallel back to the more you know, to the traditional legal system that traditional ice vehicle you know it’s the.

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Craig Knight - CEO, Hyzon Motors: it’s the engine that determines the performance and the fuel efficiency and and even the durability and lifetime in that vehicle more than any other part of our paper.

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Craig Knight - CEO, Hyzon Motors: And we can parallel that to today’s fuel cell in zero emission and try a fuel cells, just as crucial as that engine.

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Craig Knight - CEO, Hyzon Motors: But there’s also a substantial benefit gained from the gains and efficiency from transferring out to the wheels, because then we can improve the efficiency with which the vehicles operate.

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Craig Knight - CEO, Hyzon Motors: And the biggest cost element in any cost stack of them have a busy commercial vehicle is fuel so fuel efficiency is crucial, and so a lot of what we focus on is the efficiency with which we operates.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great um I want to jump into a question here quickly about.

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John Jannarone - Editor-in-Chief, IPO Edge: Nikola now I don’t want either of you to feel pressure to talk about your competitor, any more than you then you need to but.

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John Jannarone - Editor-in-Chief, IPO Edge: people to understand what’s the difference, you know there, I think that some investors are saying I’ve got two options here.

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John Jannarone - Editor-in-Chief, IPO Edge: What do I get if I invest in Hyzon versus Nikola Nikola my impression is there a couple years out before they’re going to be actually manufacturing hydrogen fuel cell trucks so just to maybe you can want to try that one either one of you Greg.

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Craig Knight - CEO, Hyzon Motors: Sure I would point to a couple of things, the first thing is.

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Craig Knight - CEO, Hyzon Motors: Hyzon is here, because we have the core technology and we spent almost 20 years developing the core technology.

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Craig Knight - CEO, Hyzon Motors: that’s a substantial differentiator against a company like Nikola.

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Craig Knight - CEO, Hyzon Motors: Now we need to understand Nikola’s aspirations with fuel cell technology, but, to our knowledge, you know they don’t have a fuel cell truck developed.

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Craig Knight - CEO, Hyzon Motors: And, to my knowledge they don’t have any fuel cell technology in house, and I say to our knowledge, because we don’t know it to great detail, but from what we’ve seen more to publicly stated, and the second thing is on the business model.

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Craig Knight - CEO, Hyzon Motors: I noticed those after these you know ready to convert fleets that operate on a back to base really busy basis we’re deploying trucks you’ll see trucks go out in Europe in the second half of this year.

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Craig Knight - CEO, Hyzon Motors: you’ll see us start to deploy some small volume pilots around the end of this year and first quarter of next year in the US you’ll see our vehicles on the road running on hydrogen here in the next six to nine months.

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Craig Knight - CEO, Hyzon Motors: I don’t know how long you’ll have to hold your breath to wait for the Nikola trucks to be running on hydrogen, but I presume it’s going to be at least two or three years yet.

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Craig Knight - CEO, Hyzon Motors: We don’t know either, but I know that ours will be running on the road on argued in the next six to nine months, so you need to make your own assessment.

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Craig Knight - CEO, Hyzon Motors: What you think that’s worth, in our view, you know, we have the core technology that determines the operational attractiveness of these vehicles, the efficiency of the vehicles as durable as they are and we know that technology inside out and we’ve worked on it for almost 20 years.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I’ll make one other point I you know we oftentimes get asked to the comparison, I want to see you know, probably, I feel, to you know Nikola has to as.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: They deserve all the credit for really highlighting this use case and hydrogen as the use case as a solution in this market.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: The reality of it is, is whether it’s in the tree fcp are the two fcp you can go on Nikola’s website, you can take a look at the time that they themselves have articulated.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Production intent customer road trials validation begins in the back half of 2022.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And you have really to start a production, which begins in 23 and 24 um 2023 for the [inaudible] and 2024 for the [inaudible] so you would it’s just these companies are on different paths in terms of of where they are in terms of commercial.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: lift off the motor merciless philosophy and Hyzon is clearly there far earlier to to Craig’s point you cannot discount the fact that one of the reasons why Hyzon was so critically important to us.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: To work very diligently with a parent with respect to the carve out of the technology and the the initial.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: The IP, that is, that is shared between the parents and and the set of Hyzon on was because, having your own captive fuel cell is the mode, I mean.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: That that is ultimately what makes a company like Hyzon so valuable and that it can control its destiny, with its own fuel cell that hasn’t been the case with Nikola in the past, and then I just make one final point, which is.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: You know Nikola trades at nearly a billion dollar valuation and this restructure the $2 billion valuation, so I think we, you know we see.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Hyzon as an absolutely fantastic company that that should compete with with almost any other company in this category.

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John Jannarone - Editor-in-Chief, IPO Edge: Great you know, on that note let’s just talk just for a minute more if we can Robert about competition so.

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John Jannarone - Editor-in-Chief, IPO Edge: You know I mentioned earlier, that you know, there are lots of companies out there, talking about hydrogen fuel cells, but are there incumbent players out there, you know, in the automotive trucking.

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John Jannarone - Editor-in-Chief, IPO Edge: Space or elsewhere who are were trying to get into the game, I mean I’d be I’d be shocked, if any of them have been working on it, since 2003 but how far along are they do you guys have a good lead.

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Craig Knight - CEO, Hyzon Motors: So there are obviously some fantastic companies out there with with very strong incumbent businesses, you know income of positions in in business, like trucks so.

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Craig Knight - CEO, Hyzon Motors: Naturally, as you said, there are differences in technology readiness to make a change away from.

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Craig Knight - CEO, Hyzon Motors: The traditional technologies, but some of those businesses are very strong and established.

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Craig Knight - CEO, Hyzon Motors: And that’s why we actually also want to leverage some of those businesses that astronomer established to source, you know some of the vital vital parts for the vehicle that.

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Craig Knight - CEO, Hyzon Motors: That are not core in determining the vehicle operating efficiency as the fuel cell is, and so we fully expect there to be more and more focus on on hydrogen powered trucking.

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Craig Knight - CEO, Hyzon Motors: And we also know that this is a massive mountain to move to get all the trucks in the world off diesel is going to require a lot of companies that are very successful.

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Craig Knight - CEO, Hyzon Motors: it’s not one or two companies that can actually move this mountain, so we believe we can be successful and and carve out a piece of that market because of our technology strength.

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Craig Knight - CEO, Hyzon Motors: As Robert indicated our competitive mode, also because we have such an early adopter will continue to develop the commercial competitive mode that comes you know with the business model.

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Craig Knight - CEO, Hyzon Motors: Now, obviously, a lot of companies that have any income of positioning heavy vehicles will do their very best to to offer the customers zero emission alternative as well.

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Craig Knight - CEO, Hyzon Motors: They’ll have to choose a path I don’t think many of them are capable of in house developing this technology, very quickly, because frankly it’s not the kind of technology, you can develop very quickly, even if you have a big budget.

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Craig Knight - CEO, Hyzon Motors: So it’ll be interesting to see the different parts to commercial launch of zero emission vehicles on hydrogen, we are of the view that the technology has a really substantial barrier to entry and therefore we think we’ll have plenty of options around partnering as well for the future.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And, and the one of the point I’d make is when we went on this conversation we initially talked to PIPE investors in January last year.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: The number one question we got was my gosh why aren’t there enough what, if this is such an obvious you know use case for hydrogen what.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: we’re just worried because we don’t see a ton of companies that are active in the space, you know migrate six months later, you know whether it’s Toyota with their announcement Daimler trucks which is now making an announcement by the way they expect to have real mass commercialization 2027.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: That the level and the number of companies that are established premier corporates.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: That have identified hydrogen as the decarbonization pathway for this use case has exploded, and now the question we get is well how are you going to deal with all this competition so in a span of space of six months.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We have seen a dramatic shift in the landscape and to us it’s we welcome it.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Because it’s validating about the technology and it’s validating the commercial solution, which is what Hyzon’s fuel cell affords to the sound to the buyer.

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John Jannarone - Editor-in-Chief, IPO Edge: All right, great.

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John Jannarone - Editor-in-Chief, IPO Edge: If we can let’s drill down just quickly because we’ve got over 25 questions in here on China so.

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John Jannarone - Editor-in-Chief, IPO Edge: Tell us about the relationship with the Chinese operations is it going to change post merger, are you always going to be connected, is there a need for separation how should investors look at that.

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Craig Knight - CEO, Hyzon Motors: So, so the parent companies a single based company.

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Craig Knight - CEO, Hyzon Motors: With operations in China, just like Tesla has a factory in China or other people do right it’s a natural place to have operations, especially with electrified mobility, where it is in China so there’s quite substantial operations.

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Craig Knight - CEO, Hyzon Motors: Under Horizon the parent company in China and through the license agreement and the commercial agreement between Horizon and Hyzon.

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Craig Knight - CEO, Hyzon Motors: Horizon will continue to sell fuel cell stacks within China, for example, into various applications, however Horizon will never make trucks and buses.

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Craig Knight - CEO, Hyzon Motors: Hyzon will focus on the mobility applications delivering the trucks and buses and other mobility power trains in essentially in the western world, the developed world that we see the country’s.

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Craig Knight - CEO, Hyzon Motors: Also Hyzon is supplying complete vehicles in China as well, which Horizon will never do.

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John Jannarone - Editor-in-Chief, IPO Edge: gotcha interesting question here, someone pointed out that there are a lot of subsidy opportunities for things like school buses or snowplows is that a place where Hyzon would be a good fit.

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Craig Knight - CEO, Hyzon Motors: yeah so the we believe the public sector is going to be a key enabler of the transition and we’ve seen that in Europe, so, for example, now JV Europe has has.

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Craig Knight - CEO, Hyzon Motors: One tenders and been awarded event or to I don’t know a couple dozen maybe different public entities and public agencies that.

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Craig Knight - CEO, Hyzon Motors: That take that lead on being an early adopter of you know, decarbonized technology, because they can be a little less price sensitive to buy a small number of vehicles, for example, for the public good.

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Craig Knight - CEO, Hyzon Motors: And so we think that the public sector will definitely be a leader in adoption and we will look forward to when we can show a slide that’s also about dozens of North American you know public sector entities, working with us as well.

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John Jannarone - Editor-in-Chief, IPO Edge: Great there are a few questions here about the what’s required just say in the US, for instance, to enable long haul trucking.

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John Jannarone - Editor-in-Chief, IPO Edge: Do you need to actually have hydrogen production facility sprinkled all over the place, or how do you how do you get to the you know that big number hundreds or 1000 different stations.

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Craig Knight - CEO, Hyzon Motors: So we don’t focus initially on the broader network with a national network of hydrogen stations what we focus on is viable.

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Craig Knight - CEO, Hyzon Motors: busy hubs so whether this is a depot that’s got a couple hundred trucks or you know, a bus depot that’s got 150 buses, whatever we focus on these hub type.

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Craig Knight - CEO, Hyzon Motors: Legal operations, because what that does is provide scale for the hydrogen so every one of those hubs actually provides a nice scale for hydrogen infrastructure investment and then these hubs.

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Craig Knight - CEO, Hyzon Motors: Because there are multiple very viable strong you know local hubs ultimately over time they create a network.

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Craig Knight - CEO, Hyzon Motors: So we’ve talked a lot about our hydrogen hub idea and we’ve had that similar talk echo back from some other folks in the market recently that we’ve talked a lot about hydrogen hubs.

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Craig Knight - CEO, Hyzon Motors: And how hydrogen naturally gets built up as an ecosystem in local areas where you can create hydrogen close to a demand center.

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Craig Knight - CEO, Hyzon Motors: For the for the molecules which is basically a vehicle you know vehicles operating on a back to base basis, over time, viable hubs all join together to create a really strong network.

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Craig Knight - CEO, Hyzon Motors: You don’t have to build a low capacity, you know network across the country waiting for people to come and use the asset these these networks build up because of very viable hubs that all emerge based on demand centers for vehicles, close to the point of production on the large.

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John Jannarone - Editor-in-Chief, IPO Edge: great and someone’s got a good question here, we talked about production but someone’s asking about the production facilities.

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John Jannarone - Editor-in-Chief, IPO Edge: there’s an incredible amount of revenue coming next few years, that means a lot of production are the current facilities, and you can just tell us a little more about them Craig.

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John Jannarone - Editor-in-Chief, IPO Edge: Are they are, they are, they are they big enough to cover what kind of demand you’re expecting the next few years.

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Craig Knight - CEO, Hyzon Motors: Sure so going even through 2025 2026 we can make enough fuel cells, this one facility, where I’m sitting in Rochester in Western New York upstate New York.

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Craig Knight - CEO, Hyzon Motors: We can make around 10 pairs of legal systems in this facility once we get everything up and running, we literally just in you know setup phase at the moment.

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Craig Knight - CEO, Hyzon Motors: But the benefit is we’re buying initially fuel cells from the parent company to put into the first demo vehicles.

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Craig Knight - CEO, Hyzon Motors: As we build the production planning, so we don’t have a linear situation where we have to wait to build everything locally and get to revenue in a few years time.

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Craig Knight -CEO, Hyzon Motors: we’re fortunate that we’ve got the parent company to call on for the early demo beacons, and so we can build that many fuel cells, but there’s another capacity determinant obviously in the market.

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Craig Knight - CEO, Hyzon Motors: It for us to be in the market, that is, the rest of the vehicle assembly so buying you know battery cells and buying.

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Craig Knight - CEO, Hyzon Motors: You know other components in the vehicle and hydrogen story systems and all the rest of them, so you know we can’t claim to be building all the capacity here to build all those vehicles.

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Craig Knight - CEO, Hyzon Motors: We can build our capacity for the core systems which we design and make.

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Craig Knight - CEO, Hyzon Motors: And then we, we need the broader market to be growing and developing around us, for the for the third party supply chains, but that’s happening.

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Craig Knight - CEO, Hyzon Motors: I don’t think you have to look very far to find companies investing heavily in in mass producing various parts of of electrified vehicles components drive lines and systems.

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Craig Knight - CEO, Hyzon Motors: And then we take advantage of that expanding supply chain around us, and then, finally, the last part of the passage of determination is really.

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Craig Knight - CEO, Hyzon Motors: The physical assembly of the vehicle itself and in North America we’re working with Fontaine modification which is a Berkshire Hathaway subsidiary that does vehicle assembly not fitting.

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Craig Knight - CEO, Hyzon Motors: And they can do 10s of thousands of vehicles, a year, no problem and, frankly, that for them, this is a great.

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Craig Knight - CEO, Hyzon Motors: addition to their business model because their business in the traditional diesel vehicles will be tapering down.

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Craig Knight - CEO, Hyzon Motors: As the business in the fuel cell vehicles is picking up, so we can take advantage of that installed base or their expertise or their engineering resources.

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Craig Knight - CEO, Hyzon Motors: I was just there Friday before last, and you know that the depth of experience it’s valuable to us right we’re only bringing out know how they’re also bring theirs.

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Craig Knight - CEO, Hyzon Motors: So we don’t have to replicate all of that now how around getting these these systems physically assembled onto the shares ease and having the vehicles prepared for the road.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: John can I make make make one more point on the questions we hear it a lot on this is.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: The set of question you asked previously with respect to range fueling infrastructure, etc yeah just you know the company recently just announced it was it was probably about a week ago.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: it’s coaches that actually put on the road that net it’s extraordinary performance testing incredible conditions those coaches, they had an 800 kilometer read before refueling.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I mean so just to give people a sense of what that is it’s that’s like going from Boston to Washington DC and still being able to go another hundred miles before having to refuel.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And so uh you know, there is a lot I think there’s a lack of appreciation on the.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Incredible effect and forget about the timing for refueling versus if you were to actually do it on a battery electric vehicle.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: So the need for infrastructure build out, I mean think about just the east coast, I mean an east coast of the United States, you would not need to envision.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Substantial build out of hydrogen infrastructure, again, not that we’re saying.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: That hydrogen is coming to the east coast and in great quantities, but when you look at where it’s happening in Europe.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: it’s to its to Craig’s use cases where you have high utilization and you can actually cover such significant distances, that your refueling infrastructure is so much more modest than it would be on a battery electric vehicle so.

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John Jannarone - Editor-in-Chief, IPO Edge: Great you know I think this is probably for you, Robert is a really good question we’ve talked a lot about batteries and how.

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John Jannarone - Editor-in-Chief, IPO Edge: You know if they’re not properly dispose of or recycle they’re actually not very good for the environment at all, how would you prepare hydrogen to to all these batteries and hopefully they will be recycled, but if not, then, how do you look at that from you know, an environmental perspective.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: I mean a huge perspective any one of the things that we would encourage people to do is, if you go into our analyst day presentation.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We spent a lot of time and effort on taking look at the total carbon emissions profile.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: Of a hydrogen fuel cell electric vehicle dedicated to the class eight segment versus battery electric vehicle.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: For independent of costs for a moment let’s assume ultimately that people aren’t going to be, although I believe that carbon has a cost problem will have a cost.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: let’s assume that you’re just trying to take a look at what the admissions profile is an alternative pathways hydrogen fuel cell electric vehicle now again, depending on the source of your hydrogen whether that’s blue gray green etc.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: But but hydrogen based on renewable energy, by far, by a wide mile even on an energy efficiency ratio adjusted scores far more competitively than a battery electric solution.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: And and and, and that is again assuming tail to tip you know you also have to think about all the.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: incremental environmental concerns that are affiliated with actually sourcing the raw materials for battery electric steal copper lithium and and and the comparison is actually fairly eye opening and frankly.

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Robert Tichio - Chairman, Decarbonization Plus Acquisition Corporation: We think will become more well understood over the course of the next three to five years.

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Craig Knight - CEO, Hyzon Motors: John we don’t think it’s appreciated but fuel cells are a cradle to cradle technology we don’t throw anything away it’s very different to.

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Craig Knight - CEO, Hyzon Motors: The battery scenario where it’s actually quite difficult to recycle everything within the battery.

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Craig Knight - CEO, Hyzon Motors: In a fuel cell, we don’t we don’t react, the components, such that we can’t get them back out, in fact, we can recover, you know 98 99% of the platinum that’s in there.

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Craig Knight - CEO, Hyzon Motors: And the other materials that are in there and pretty basic materials the metals and graphite and stuff like that.

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Craig Knight - CEO, Hyzon Motors: So we can get all that material back reuse it and you know, put it into another vehicle there’s there’s no issue with disposal from fuel cells, in fact, we never want to lose sight of the fuel cell, so we.

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Craig Knight - CEO, Hyzon Motors: always want it back so if the person selling in the veteran cast, and please always bring me the veterans back and give it to me and I’ll give you some money for if they said that you know that’d be great, but that doesn’t.

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John Jannarone - Editor-in-Chief, IPO Edge: I did this is a good question, I think it would be helpful to explain the cost profile of hydrogen versus diesel so, starting with the vehicle itself the truck and then you know the cost per mile is there is there an easy way to explain that to help people understand and.

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Craig Knight - CEO, Hyzon Motors: We also have a one page slide in the annalistic there on the website to on that so.

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Craig Knight - CEO, Hyzon Motors: You know, we won’t hide behind the fact that on day one right now the fuel cell vehicles are more expensive than the diesel vehicle there’s no way we can get get the truck cheaper than a.

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Craig Knight - CEO, Hyzon Motors: than a diesel truck that’s been 80 years of cost optimization so we’re definitely more expensive on day one, these vehicles, though operate more efficiently.

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Craig Knight - CEO, Hyzon Motors: and are more reliable and have less maintenance no lubricant changes and all that sort of stuff in the fuel cell the cooperation and, like this season.

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Craig Knight - CEO, Hyzon Motors: So you’re operating costs your daily operating costs are reduced, so you have the opportunity to capture a total cost of ownership.

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Craig Knight - CEO, Hyzon Motors: Which is you know at a similar level to the diesel vehicle and pretty soon cost advantage to the days away, but within a year or two in some some locations.

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Craig Knight—CEO, Hyzon Motors: So we’d like to use a couple of rules of thumb so, for example in the European market, if you can access hydrogen for five to six euros you’re in a very happy place in terms of your total cost of operation.

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Craig Knight—CEO, Hyzon Motors: And in the US market if you are accessing hydrogen for around four to $5 you’re also in a very happy place so we’re looking at a number of.

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Craig Knight—CEO, Hyzon Motors: hydrogen supply options that give us hydrogen for less than $4 a kilogram which is equivalent to sourcing you know diesel somewhere around you know say.

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Craig Knight—CEO, Hyzon Motors: Two 50 a gallon, for example, you know, and then, if you consider California and you look at the low carbon fuel subsidy.

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Craig Knight—CEO, Hyzon Motors: You know you’re actually able to save a substantial amount of money on your overall fuel costs so definitely the vehicles, a little more expensive up front, no question but it paid on that.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: And, and I would just say to answer one question someone did ask where was the comparison slide on the fuel pathways with respect to carbon score page 17 of the April analyst day presentation.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Craig’s remarks here around total cost of ownership and parody with diesel page 21 of that presentation, again we think this is a competition to diesel we don’t think.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Battery electric solutions are appropriate for long haul heavy duty truck transportation and if you compare it to diesel, especially in certain geographies to Craig’s point.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: By the way, which is different today and, in a world of $74 gas and corresponding diesel costs than it was at $35 oil and correspondingly low diesel costs in places like California and Europe.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Already the life cycle ownership depending on where you are and how you start your hydrogen.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: When you factor in the upfront purchase of the vehicle, plus the total cost of ownership over the life we in certain markets, the solution is already a parody with diesel that that is why.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: We are seeing an uptick in places like Europe, and in addition to the policies report and the and the infrastructure build out is because smart fleet based owners who aren’t buying one or two.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Vehicles but who want to buy dozens and hundreds are looking at the total cost cradle to grave of owning a fuel cell electric vehicle, from the moment they purchase it until the time they retire it.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: And that’s the way you need to compare economics, and this is, you know by the way that’s even before you calculate the cost of carbon and this is this is, this is why it’s been a win.

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Craig Knight—CEO, Hyzon Motors: and, frankly, we try to make it easier for a lot of customers too and one of the things we announced in Europe a little while ago, is the option for customers to lease these vehicles.

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Craig Knight—CEO, Hyzon Motors: Because that higher capex figure on day one is makes it difficult for some business owners, but if you can lease them the vehicle, then, the capex is invisible because they just pay.

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Craig Knight—CEO, Hyzon Motors: For their monthly access to the vehicle so that’s the sort of thing we’re doing to make it easier for fleet operators to choose to make this change, because the total cost of ownership is as Robert said becoming very attractive in some parts of the world.

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John Jannarone—Editor-in-Chief, IPO Edge: Great I see people asking about where to find that presentation, if you Google, if you Google, it shows up, I want to make sure that you get the right one, what we’ll do with the replays will embed a link to it but gentlemen, you know what were the best place to find the down.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: If you go to Hyzon Motors dot com there’s a tab under Investor Center and if you go to Investor Center there is a blue tab that is analysts day 4/29. It really is, you know not.

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Craig Knight—CEO, Hyzon Motors: Just look for that word yeah.

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Craig Knight—CEO, Hyzon Motors: yeah look.

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Look look for analysts day. It’s a 65 page deck that provides incredible information, not just on Hyzon candidly but dozens of pages on the broader hydrogen dynamic.

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Craig Knight—CEO, Hyzon Motors: Information in there about the uptake of budget.

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Craig Knight—CEO, Hyzon Motors: and production you know the the sectors in which hydrogen is most competitive versus diesel, etc, etc.

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John Jannarone—Editor-in-Chief, IPO Edge: Right, this is an interesting question you don’t see hydrogen price prices quoted very often do you use assumptions in there about where it’ll be does it fluctuate just like oil does actually look at that.

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Craig Knight—CEO, Hyzon Motors: The reason you don’t see hydrogen prices quoted just because it depends it vary so much by location and by pressure it’s at, and all this sort of thing so.

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Craig Knight—CEO, Hyzon Motors: I like to use the anecdote that hydrogen’s made all around the world for less than $1 per kilogram by all the refiners and the steel works and the.

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Craig Knight—CEO, Hyzon Motors: And the fertilizer factories, however they’re not selling it to you for a vehicle at that kind of price it’s made at in mass.

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Craig Knight—CEO, Hyzon Motors: volume at low pressure and that molecule as it sits in their tanks or whatever is not very useful in the truck you still have to compress it.

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Craig Knight—CEO, Hyzon Motors: still gotta deliver it to the dispensing location still going to dispense it so that’s why it’s a it’s a pretty tricky market to put your finger on what’s the benchmark price, so the difficulties of moving hydrogen and transporting it cost effectively.

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Craig Knight—CEO, Hyzon Motors: actually provide the explanation for why we have such strong believers in local hydrogen production.

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Craig Knight—CEO, Hyzon Motors: close to the demand centers on the vehicles so being able to make hydrogen, from whatever the most competitive local means of production, I could be that you have an advantage.

00:52:28.080 —> 00:52:36.600

Craig Knight—CEO, Hyzon Motors: electricity price from a hydro plant or a wind plant could be that you have a huge amount of biomass, you can convert the hydrogen could be like Raven SR where you’re on.

00:52:36.900 —> 00:52:45.270

Craig Knight—CEO, Hyzon Motors: You put your planet on a republic services landfill dump and you can make the hydrogen straight out of the truck loads of ways, and then you can power the trucks on hydrogen, for example, you know, like.

352

00:52:45.600 —> 00:52:50.580

Craig Knight—CEO, Hyzon Motors: that’s the sort of thing that really create strong economics, because you’re not shipping the hydrogen around.

353

00:52:51.840 —> 00:53:00.480

John Jannarone—Editor-in-Chief, IPO Edge: gotcha we got a question here which I’ve seen come up quite a bit with regular consumer vehicles, how long does it take to refuel and how does that compare to diesel or a battery.

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00:53:01.680 —> 00:53:15.330

Craig Knight—CEO, Hyzon Motors: refueling is similar to, for example, if anyone’s familiar with LPG or you know sangeeta vehicles so it’s a it’s a browser type fitting, but with a with a kind of locking mechanism so you don’t lose the gas.

355

00:53:15.810 —> 00:53:22.920

Craig Knight—CEO, Hyzon Motors: But it’s like a 10 to 15 minute process for for a fairly large truck it’s it’s more like filling with a liquid not like jodi battery you don’t.

356

00:53:23.310 —> 00:53:36.330

Craig Knight—CEO, Hyzon Motors: You don’t have to restore the chemistry in the battery and all that sort of stuff like you do when you charge with electric supply to a battery it’s literally just transferring the molecules that pressure into the tank so it’s more like when you’re pumping a liquid.

357

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John Jannarone—Editor-in-Chief, IPO Edge: Great there’s a question here just about the the trucks themselves I does it look substantially similar from the outside, to a diesel truck or tires any different.

00:53:46.470 —> 00:53:47.160

John Jannarone—Editor-in-Chief, IPO Edge: What is one of those at.

00:53:48.450 —> 00:53:59.250

Craig Knight—CEO, Hyzon Motors: The truck behind me is it’s no secret that these Hyzon brand new truck which will also make a little bit of fanfare about in Europe because it’s the first hydrogen look and feel class 8 you know European.

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Craig Knight—CEO, Hyzon Motors: compliant truck that will be supplying for demos that customers.

361

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Craig Knight—CEO, Hyzon Motors: that started its life as a death [inaudible] so it’s it’s not you know we don’t make the cabin the shares, like I said earlier, we don’t need to this plenty of capacity in there.

362

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Craig Knight—CEO, Hyzon Motors: So the truck itself looks very much like a regular truck, but if you look up, but if you want to pop the hood forward.

363

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Craig Knight—CEO, Hyzon Motors: there’s no engine in there and it’s it’s a fuel cell instead of a you know diesel engine and the drive line, instead of the traditional gearbox and driveshaft is an electric system so so it looks very much like a regular truck and you know we’re preparing.

364

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Craig Knight—CEO, Hyzon Motors: prototype vehicles for deployment, towards the end of this year in the US as well, which look, just like a regular truck but yeah they have no engine.

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00:54:44.700 —> 00:54:52.350

John Jannarone—Editor-in-Chief, IPO Edge: Great um someone just asking what’s the target date for the merger to close and I believe the vote is July 15 as we discussed earlier so just just after that and.

00:54:52.950 —> 00:55:05.670

John Jannarone—Editor-in-Chief, IPO Edge: folks who may be new to owning a SPAC through the merger being affected you don’t really need to think about the new ticker right now, because once the deal closes it’ll automatically flip in your brokerage account I think that’s that’s about the size of it right, Robert correct.

00:55:05.760 —> 00:55:06.420

Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: exactly right.

368

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John Jannarone—Editor-in-Chief, IPO Edge: Okay, great I.

369

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Craig Knight—CEO, Hyzon Motors: cause it’s within.

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Craig Knight—CEO, Hyzon Motors: A couple of business days of the vote, I mean it’s not I don’t know that we have an exact specific date yet, but the vote is 15.

371

00:55:16.590 —> 00:55:26.490

John Jannarone—Editor-in-Chief, IPO Edge: Correct now Craig I know we talked about your delivery schedule a little bit, but can you just get a little more detail about the first class aid and who those customers are where they were where we could see these in action.

372

00:55:27.240 —> 00:55:37.350

Craig Knight—CEO, Hyzon Motors: So, so we can only share, you know the public information, but you know we did disclosed certain customers taking vehicles from us in Europe, there are some government agencies.

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Craig Knight—CEO, Hyzon Motors: Several government agencies in the Netherlands, there are private enterprise companies such as the Austrian retailer called enterprise, which is the major kind of grocery group in Austria.

374

00:55:52.320 —> 00:56:00.840

Craig Knight—CEO, Hyzon Motors: They they’re buying vehicles for delivery that start later this year there’s a large construction contracting firm [inaudible].

00:56:01.770 —> 00:56:10.320

Craig Knight—CEO, Hyzon Motors: We announced, you know 10 heavy duty trucks for them, there are some other companies that have recently confirmed their orders we’ve signed our contracts, but we’re not yet.

00:56:10.680 —> 00:56:17.940

Craig Knight—CEO, Hyzon Motors: Public on who they are, but they’ll be more news about the who these companies are going forward there’s a French trucking.

377

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Craig Knight—CEO, Hyzon Motors: Business private French trucking business that has you know, hundreds of thousands of employees that kind of thing that’s that’s standard type small number of trucks into their fleet.

378

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Craig Knight—CEO, Hyzon Motors: So really it’s moved from mostly government initiated, you know public sector purchase of one or two kinds of vehicles street sweepers garbage collectors this sort of thing.

379

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Craig Knight—CEO, Hyzon Motors: it’s transitioned recently in Europe to commercial fleets and there’ll be more and more news on that.

380

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Craig Knight—CEO, Hyzon Motors: You know, over the coming three six months it’s just that we can’t name names until it’s fully public and then in terms of trials in the North American market we haven’t disclosed any of those names, yet, but it will happen soon enough oh we’ve announced a couple names in Australia.

381

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Craig Knight—CEO, Hyzon Motors: So there’s and there’s a company in New Zealand hearing a group that’s backed by the major freight operators within New Zealand called TR group and [inaudible] and the these companies are taking trucks.

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Craig Knight—CEO, Hyzon Motors: into next year and then we’re working with a mining company in Australia called west farmers called uh sorry sorry Fortescue they’re taking coaches.

383

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Craig Knight—CEO, Hyzon Motors: And also announced that.

00:57:28.110 —> 00:57:31.320

Craig Knight—CEO, Hyzon Motors: they’re buying trucks from us, for their gas business [inaudible]

00:57:32.250 —> 00:57:37.740

John Jannarone—Editor-in-Chief, IPO Edge: A great we’re running out of time we got a couple more we’re not going to get to all of them like I promise, but we were doing our best.

386

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John Jannarone—Editor-in-Chief, IPO Edge: someone’s asking you about the leasing model and number of EV manufacturing that they were talked about doing that.

387

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John Jannarone—Editor-in-Chief, IPO Edge: that’s not the path you’re going So how are these things structured are there maintenance contracts you can’t just roll one of these new regular garage and it worked on how does it how does that all structured right.

388

00:57:51.210 —> 00:58:02.220

Craig Knight—CEO, Hyzon Motors: Okay, the maintenance is super important you only see the first few trucks, if you if you can’t support them in the aftermarket it’s the service sales and service afterwards that gets you the rest of the orders right, so we work with.

389

00:58:02.790 —> 00:58:14.130

Craig Knight—CEO, Hyzon Motors: The existing network of dealers and workshops to train them up and get up to speed on how to how to support these trucks. Fortunately, there are a lot less technical than supporting.

390

00:58:14.400 —> 00:58:21.780

Craig Knight—CEO, Hyzon Motors: Diesel trucks because it’s all about switching modules more than anything, with these kind of trucks, so we work with existing workshops and an upscale them.

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John Jannarone—Editor-in-Chief, IPO Edge: gotcha um we’re running low on time there’s a question here it’s looking pretty far ahead, but I think it’s really interesting when there’s so much enthusiasm about hydrogen someone’s asking.

00:58:31.260 —> 00:58:38.310

John Jannarone—Editor-in-Chief, IPO Edge: what’s to prevent this technology for being used in regular vehicles, you know the car in my garage is that is that something good happens down the road at some point correct.

00:58:39.240 —> 00:58:49.860

Craig Knight—CEO, Hyzon Motors: We think that the use case for hydrogen is clearest where the utilization is very high, a fuel cell electric vehicle will still cost more than a than a battery electric people have a similar.

394

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Craig Knight—CEO, Hyzon Motors: Similar speak, but not as long range unless you need that long range at high utilization on daily basis, you know there’ll be a trade off there.

395

00:58:58.350 —> 00:59:04.560

Craig Knight—CEO, Hyzon Motors: Ultimately, in the very long term, we think that hydrogen will become so ubiquitous and so cheap that that.

396

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Craig Knight—CEO, Hyzon Motors: A hydrogen fuel cell technology will challenge the the battery electric space, even in lighter vehicles, but for the near term we just go after the slam dunk use cases the really heavy really high utilization scenarios.

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John Jannarone—Editor-in-Chief, IPO Edge: All right, terrific um there are a number of questions we didn’t get to, and I think most that can be addressed in the investor deck.

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John Jannarone—Editor-in-Chief, IPO Edge: We just told where to find it we’ll put a link to it in the replay I just one last thing Jared if you could show the the slide here with the voting information.

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John Jannarone—Editor-in-Chief, IPO Edge: For those of you who might be having any trouble whatsoever trying to vote just go to DCRB plus dot com and get some help there or just call your broker.

00:59:40.020 —> 00:59:48.960

John Jannarone—Editor-in-Chief, IPO Edge: And they’ll they’ll help you get that done but gentlemen, this has been really exciting stuff we had over 40 questions there we didn’t get to answer all of them, and I promise they won’t go to waste I’ll share them and Craig and Robert.

00:59:49.470 —> 00:59:58.710

John Jannarone—Editor-in-Chief, IPO Edge: So thank you, thank you most of all Craig and Robert for being here Jared Banks my co editor and the audience everyone who listen thanks so much, if you want to watch the replay will be up in just a couple hours thanks for tuning in everyone.

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Craig Knight—CEO, Hyzon Motors: Thank you very much.

403

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Robert Tichio—Chairman, Decarbonization Plus Acquisition Corporation: Thank you John.

***

Forward Looking Statements

The information in this filing includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this filing, regarding Decarbonization Plus Acquisition Corporation’s (“DCRB”) proposed acquisition of Hyzon Motors Inc. (“Hyzon”), DCRB’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this filing, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, DCRB and Hyzon disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. DCRB and Hyzon caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either DCRB or Hyzon. In addition, DCRB cautions you that the forward-looking statements are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the Business Combination Agreement and Plan of Organization, dated as of February 8, 2021, by and among DCRB, DCRB Merger Sub Inc., and Hyzon, any PIPE investor’s subscription agreement, and the other agreements related to the business combination (including catastrophic events, acts of terrorism, the outbreak of war, COVID-19 and other public health events), as well as management’s response to any of the foregoing; (ii) the outcome of any legal proceedings that may be instituted against DCRB, Hyzon, their affiliates or their respective directors and officers following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the stockholders of DCRB, regulatory approvals, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts DCRB’s or Hyzon’s current plans and operations as a result of the announcement of the transactions; (v) Hyzon’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the pace and depth of hydrogen vehicle adoption generally, and the ability of Hyzon to accurately estimate supply and demand for its vehicles, and to grow and manage growth profitably following the business combination; (vi) risks relating to the uncertainty of the projected financial information with respect to Hyzon, including the conversion of pre-orders into binding orders; (vii) costs related to the business combination and the PIPE investment; (viii) changes in applicable laws or regulations, governmental incentives and fuel and energy prices; (ix) the possibility that Hyzon may be adversely affected by other economic, business, and/or competitive factors; (x) the amount of redemption requests by DCRB’s public stockholders; and (xi) such other factors affecting DCRB that are detailed from time to time in DCRB’s filings with the Securities and Exchange Commission (the “SEC”). Should one or more of the risks or uncertainties, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in DCRB’s definitive proxy statement filed with the SEC on June 21, 2021, and its periodic filings with the SEC, including its Annual Report on Form 10-K for annual period ended December 31, 2020. DCRB’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Important Information for Investors and Stockholders

In connection with the proposed business combination, DCRB filed a definitive proxy statement with the SEC on June 21, 2021. Additionally, DCRB will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of DCRB are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they contain or will contain important information about the business combination and the parties to the business combination.

Participants in the Solicitation

DCRB and its directors and officers may be deemed participants in the solicitation of proxies of DCRB’s stockholders in connection with the proposed business combination. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DCRB’s executive officers and directors in the solicitation by reading DCRB’s Annual Report on Form 10-K for the annual period ended December 31, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination. Information concerning the interests of DCRB’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, is set forth in the proxy statement relating to the business combination.